John Hancock Trust
Supplement dated November 8, 2010
to the Prospectus dated May 3, 2010
STRATEGIC INCOME OPPORTUNITIES TRUST
Appendix A (Schedule of Management Fees) is amended to reflect the following advisory fee reductions:

Fund	APR and Advisory Fee Breakpoint
Strategic Income Opportunities Trust	0.700% first $500 million; and
0.650% excess over $500 million

Aggregate Net Assets include the net assets of the following funds:

John Hancock Trust Strategic Income Opportunities Trust

John Hancock Funds II Strategic Income Opportunities Fund